Exhibit 99.1

Newell Rubbermaid Announces Exchange Offers and Consent Solicitations for Certain Jarden Notes

March 21, 2016

ATLANTA—(BUSINESS WIRE)—Newell Rubbermaid (NYSE: NWL) today announced that it has commenced, subject to the terms and conditions set forth in the Offering Memorandum and Consent Solicitation Statement dated March 21, 2016 (the “Offering Memorandum and Consent Solicitation Statement”), an:

•	offer to exchange (the “2021 Notes Exchange Offer”) any and all 3 3⁄4% Senior Notes due October 1, 2021 (the “Existing Jarden 2021 Notes”) issued by Jarden Corporation (“Jarden”) for up to an aggregate principal amount of €300 million of new 3 3⁄4% Senior Notes due October 1, 2021 (the “New Newell Rubbermaid 2021 Notes”) issued by Newell Rubbermaid; and

•	offer to exchange (the “2023 Notes Exchange Offer” and, together with the 2021 Notes Exchange Offer, the “Exchange Offers”) any and all 5% Senior Notes due November 15, 2023 (the “Existing Jarden 2023 Notes” and, together with the Existing Jarden 2021 Notes, the “Existing Jarden Notes”) issued by Jarden for up to an aggregate principal amount of $300 million of new 5% Senior Notes due November 15, 2023 (the “New Newell Rubbermaid 2023 Notes”, and together with the New Newell Rubbermaid 2021 Notes, the “New Newell Rubbermaid Notes”) issued by Newell Rubbermaid.

The Exchange Offers are only being made to the extent that the Existing Jarden Notes are held by qualified institutional buyers as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption provided by Section 4(a)(2) of the Securities Act or outside the United States to institutions other than “U.S. persons” pursuant to Regulation S under the Securities Act (collectively, “eligible holders”).

In conjunction with the Exchange Offers, Newell Rubbermaid is also soliciting consents (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to adopt certain proposed amendments to the indentures (each, an “Existing Jarden Indenture” and, collectively, the “Existing Jarden Indentures”) under which the Existing Jarden Notes were issued that would, among other things, eliminate substantially all of the restrictive covenants relating to Jarden and its restricted subsidiaries, certain events of default, and related provisions under the Existing Jarden Indentures. Even if the holders of at least a majority of the Existing Jarden Notes do not consent to the proposed amendments to the related Existing Jarden Indenture, the Existing Jarden Indentures include provisions automatically suspending substantially all of the restrictive covenants upon Jarden’s receipt of an investment grade rating, which is expected to occur upon the consummation of the Merger Transactions (as defined below).

The consummation of the Exchange Offers and Consent Solicitations are subject to the satisfaction of certain conditions set forth in the Offering Memorandum and Consent Solicitation Statement including, among other things, (i) the consummation of the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 13, 2015, by and among Newell Rubbermaid, Jarden, NCPF Acquisition Corp. I, a Delaware corporation and a wholly-owned subsidiary of Newell Rubbermaid, and NCPF Acquisition Corp. II, a Delaware corporation and a wholly-owned subsidiary of Newell Rubbermaid, pursuant to which Newell Rubbermaid will acquire Jarden in a series of merger transactions (the “Merger Transactions”) and (ii) the valid consents to the proposed amendments to the Existing Jarden Indentures from the holders of at least a majority of the outstanding aggregate principal amount of each series of Existing Jarden Notes. On March 18, 2016, Newell Rubbermaid and Jarden began mailing their definitive proxy statement to their respective shareholders in connection with the special meeting of stockholders called to vote on the approval of the issuance of shares of Newell Rubbermaid common stock in the Merger Transactions by Newell Rubbermaid stockholders and the adoption of the Merger Agreement by Jarden stockholders. The parties’ obligation to complete the Merger Transactions remains subject to a number of conditions, including, among others, (i) approval of the share issuance by Newell Rubbermaid stockholders, (ii) adoption of the Merger Agreement by Jarden stockholders, (iii) the affirmative approval of antitrust and competition authorities or expiration of waiting periods in certain specified jurisdictions, (iv) the absence of laws, orders, judgments and injunctions that restrain, enjoin or otherwise prohibit completion of the Merger Transactions, (v) subject to certain exceptions, the accuracy of representations and warranties with respect to the businesses of Newell Rubbermaid and Jarden and compliance by Newell Rubbermaid and Jarden with their respective covenants contained in the Merger Agreement and (vi) the absence of a material adverse effect relating to Newell Rubbermaid or Jarden. The Merger Transactions are not conditioned on the consummation of the Exchange Offers and Consent Solicitations.

Holders who validly tender their Existing Jarden Notes prior to 5:00 p.m., New York City time, on April 1, 2016, unless extended (the “Early Consent Date”), will be eligible to receive the applicable total consideration set forth in the table below (the “Total Consideration”), which includes the applicable early participation premium set forth in such table (the “Early Participation Premium”), for all such Existing Jarden Notes that are accepted on the Early Consent Date. For each €1,000 or $1,000, as applicable, principal amount of Existing Jarden Notes validly tendered after the Early Consent Date but prior to 11:59 p.m., New York City time, on April 15, 2016, unless extended (the “Expiration Date”), holders of Existing Jarden Notes will not be eligible to receive the applicable Early Participation Premium and, accordingly, will only be eligible to receive the applicable exchange consideration set forth in the table below (the “Exchange Consideration”). Tenders of Existing Jarden Notes may not be withdrawn after 5:00 p.m., New York City time, on April 1, 2016, except in certain limited circumstances where additional withdrawal rights may be required by law or otherwise extended by Newell Rubbermaid (the “Withdrawal Deadline”). Newell Rubbermaid plans to issue the New Newell Rubbermaid Notes promptly on or about the second business day following the Expiration Date.

Eligible holders of Existing Jarden Notes who desire to tender their Existing Jarden Notes will be deemed to consent to the proposed amendments and may not deliver consents to the proposed amendments without tendering their related Existing Jarden Notes. If an eligible holder tenders Existing Jarden Notes in an Exchange Offer, such holder will be deemed to consent, with respect to the principal amount of such tendered Existing Jarden Notes, to the amendment of the corresponding Existing Jarden Indenture for that series.

The following table sets forth the Exchange Consideration, Early Participation Premium and Total Consideration for each series of Existing Jarden Notes:

Aggregate Principal Amount (mm)	Existing Jarden Notes	CUSIP No. (144A/RegS)	ISIN No. (144A/RegS)	New Newell Rubbermaid Notes	Exchange Consideration (1)(2)		Early Participation Premium (1)(2)	Total Consideration (1)(2)(3)
					New Newell Rubbermaid Notes (principal amount)	Cash	New Newell Rubbermaid Notes (principal amount)	New Newell Rubbermaid Notes (principal amount)	Cash
€300	3 3⁄4% Senior Notes due October 1, 2021		XS1084944500/ XS1084944096	3 3⁄4% Senior Notes due October 1, 2021	€970	€2.50	€30	€1,000	€2.50
$300	5% Senior Notes due November 15, 2023	471109AN8/ U47121AC9	US471109AN89/ USU47121AC95	5% Senior Notes due November 15, 2023	$970	$2.50	$30	$1,000	$2.50

(1)	Consideration per €1,000 or $1,000, as applicable, principal amount of Existing Jarden Notes validly tendered, subject to any rounding as described in the Offering Memorandum and Consent Solicitation Statement.
(2)	The term “New Newell Rubbermaid Notes” in this column refers, in each case, to the series of New Newell Rubbermaid Notes corresponding to the series of Existing Jarden Notes of like tenor and coupon.
(3)	Includes the Early Participation Premium for Existing Jarden Notes validly tendered prior to the Early Consent Date described above and not validly withdrawn.

The New Newell Rubbermaid Notes have not been registered under the Securities Act or any state securities laws. Newell Rubbermaid has agreed to use commercially reasonable efforts to file an exchange offer registration statement to register the New Newell Rubbermaid Notes for a new issue of substantially identical debt securities registered under the Securities Act. Newell Rubbermaid has also agreed to use commercially reasonable efforts to file a shelf registration statement to cover resales of the New Newell Rubbermaid Notes under certain circumstances. The New Newell Rubbermaid Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful. The Exchange Offers and Consent Solicitations are being made solely pursuant to the Offering Memorandum and Consent Solicitation Statement and related letter of transmittal.

The New Newell Rubbermaid Notes will be offered only to eligible holders. Documents relating to the Exchange Offers and Consent Solicitations will only be distributed to eligible holders who properly complete and return a letter of eligibility confirming that they are within the category of eligible holders. Eligible holders who desire a copy of the letter of eligibility should contact D.F. King & Co., Inc., the information agent for the Exchange Offers and Consent Solicitations, at (877) 842-1616 (U.S. toll free), (212) 269-5550 (banks and brokers), +44 20 4720-9700 (in London), +852 3953-7230 (in Hong Kong) or by visiting www.dfking.com/newell to complete the eligibility process. Goldman, Sachs & Co. is the dealer manager for the Exchange Offers and

Consent Solicitations. Additional information concerning the Exchange Offers and Consent Solicitations may be obtained by contacting Goldman, Sachs & Co., at (800) 828-3182 (U.S. toll free), (212) 357-0215 (collect) or +44 20 7774-9862 (in London).

Concurrently with the Exchange Offers and Consent Solicitations, and in order to fulfill its obligations under the Existing Jarden Indentures, Jarden will conduct a change of control offer for each series of the Existing Jarden Notes offering to purchase Existing Jarden Notes at a cash purchase price of 101% of the face value of such notes.

About Newell Rubbermaid

Newell Rubbermaid Inc., an S&P 500 company, is a global marketer of consumer and commercial products with 2015 sales of $5.9 billion and a strong portfolio of leading brands, including Sharpie®, Paper Mate®, Expo®, Prismacolor®, Mr. Sketch®, Elmer’s®, Parker®, Waterman®, Dymo®, Rubbermaid®, Contigo®, Goody®, Calphalon®, Irwin®, Lenox®, Rubbermaid Commercial Products®, Graco®, Aprica® and Baby Jogger®. As part of the company’s Growth Game Plan, Newell Rubbermaid is making sharper portfolio choices and investing in new marketing and innovation to accelerate performance.

Caution Concerning Forward-Looking Statements

Certain statements in this release, including statements regarding the timing of and expectations with respect to exchange offers and consent solicitations in respect of the Existing Jarden Notes are forward-looking statements that involve a number of risks and uncertainties that could cause actual events or results to differ materially from those described in this release. Factors that could cause actual results to differ include, but are not limited to, market conditions; the consummation of the exchange offers and consent solicitations in respect of the Existing Jarden Notes; changes in our credit ratings; changes in our cash requirements, financial position or industry conditions that affect our ability or willingness to consummate the above-described transactions on the terms described above or at all; our continued access to credit markets on favorable terms; and other risks such as our dependence on the strength of retail, commercial and industrial sectors of the economy in light of the continuation or escalation of the global economic slowdown or regional sovereign debt issues; currency fluctuations; competition with other manufacturers and distributors of consumer products; major retailers’ strong bargaining power and consolidation of our retail customers; changes in the prices of raw materials and sourced products and our ability to obtain raw materials and sourced products in a timely manner from suppliers; our ability to develop innovative new products and to develop, maintain and strengthen our end-user brands, including the ability to realize anticipated benefits of increased advertising and promotion spend; product liability, product recalls or regulatory actions; our ability to expeditiously close facilities and move operations while managing foreign regulations and other impediments; a failure of one of our key information technology systems or related controls; the potential inability to attract, retain and motivate key employees; future events that could adversely affect the value of our assets and require impairment charges; our ability to improve productivity and streamline operations; changes to our credit ratings; significant increases in the funding obligations related to our pension plans due to declining asset values, declining interest rates or otherwise; the imposition of tax liabilities greater than our provisions for such matters; the risks inherent in our foreign operations, including exchange controls and pricing restrictions; our ability to realize the expected benefits, synergies and financial results from our recently acquired businesses and pending acquisitions; our inability to obtain stockholder or domestic and foreign regulatory approvals required to complete the planned acquisitions and divestitures; failure to satisfy a condition to closing of the planned acquisitions and divestitures; our ability to complete the planned acquisitions and divestitures; difficulties or high costs associated with securing financing necessary to pay the cash portion of the merger consideration contemplated by the pending Jarden acquisition; risks related to the substantial indebtedness that Newell Rubbermaid will incur in connection with the pending Jarden acquisition and our ability to maintain our investment grade debt ratings; difficulties integrating our business with Jarden and unexpected costs or expenses associated with the pending Jarden acquisition; and those factors listed in our most recently filed Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”).

Additional Information and Where to Find It

In connection with the pending Jarden transaction, Newell Rubbermaid and Jarden have filed a registration statement on Form S-4 that includes the Joint Proxy Statement of Newell Rubbermaid and Jarden, including Amendment No. 1, 2 and 3, and that also constitutes a prospectus of Newell Rubbermaid. The registration statement on Form S-4 was declared effective on March 18, 2016 and the Joint Proxy Statement/Prospectus has been mailed to shareholders of Newell Rubbermaid and Jarden. WE URGE INVESTORS AND SHAREHOLDERS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT NEWELL RUBBERMAID, JARDEN, AND THE PENDING JARDEN TRANSACTION. Investors and shareholders are able to obtain copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Newell Rubbermaid and Jarden free of charge at the SEC’s website, www.sec.gov. In addition, investors and shareholders are able to obtain free copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Newell Rubbermaid by accessing Newell Rubbermaid’s website at www.newellrubbermaid.com by clicking on the “Investor Relations” link and then clicking on the “SEC Filings” link or by contacting Newell Rubbermaid Investor Relations at investor.relations@newellrubbermaid.com or by calling 1-800-424-1941. Shareholders may also read and copy any reports, statements and other information filed by Newell Rubbermaid or Jarden with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Merger Solicitation

Newell Rubbermaid, Jarden and certain of their respective directors, executive officers and other persons may be considered participants in the solicitation of proxies from the respective shareholders of Newell Rubbermaid and Jarden in respect of the proposed combination contemplated by the Joint Proxy Statement/Prospectus. Information regarding Newell Rubbermaid’s directors and executive officers is available in Newell Rubbermaid’s Form 10-K filed with the SEC on February 29, 2016, its Form 10-K/A filed with the SEC on March 7, 2016 and its Form 8-K filed with the SEC on March 11, 2016. Information regarding Jarden’s directors and executive officers is available in Jarden’s Form 10-K filed with the SEC on February 26, 2016, its proxy statement filed with the SEC on April 20, 2015 in connection with its 2015 annual meeting of stockholders and its Forms 8-K filed with the SEC on January 5, 2015, June 9, 2015, December 17, 2015 and January 7, 2016. Other information regarding persons who may be considered participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Joint Proxy Statement/Prospectus and other relevant materials filed with the SEC.

Non-Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the pending

Jarden acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

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Source: Newell Rubbermaid

Newell Rubbermaid

Nancy O’Donnell, 770-418-7723

Vice President, Investor Relations

nancy.odonnell@newellco.com

or

Racquel White, 770-418-7643

Vice President, Global Communications & Culture

racquel.white@newellco.com